UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported): September 7, 2020

RECRUITER.COM GROUP, INC.

(Exact name of Registrant as specified in its charter)

Nevada	001-53641	90-1505893
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 Waugh Dr. Suite 300

Houston, Texas 77007

(Address of principal executive offices, including zip code)

(855) 931-1500

(Registrant’s telephone number, including area code)

Check the appropriate box below if the 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

Recruiter.com Group, Inc. (the “Company”) is filing this Amendment on Form 8-K/A to the Current Report on Form 8-K filed with the Securities and Exchange Commission on September 7, 2020 (the “Amendment”), for the purpose of replacing Exhibit 10.2, Director Agreement, dated August 28, 2020, by and between the Company and Deborah Leff (the “Leff Agreement”) with the correct executed version of the Leff Agreement. The information previously reported in the September 7, 2020 Form 8-K and exhibits thereto are hereby incorporated by reference into this Amendment, except to the extent modified or updated by this Amendment.

Item 9.01. Exhibits.

(d) Exhibits

Exhibit No.	Exhibit
10.1	Director Agreement, dated August 28, 2020, by and between the Company and Deborah Leff

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RECRUITER.COM GROUP, INC.

Dated: January 20, 2021	By:	/s/ Evan Sohn
Evan Sohn
Chief Executive Officer

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